UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported)   December 6, 2007

AmTrust Financial Services, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-33143	04-3106389
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

59 Maiden Lane, 6 th Floor, New York, New York	10038
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code   (212) 220-7120

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.133-4 (c))

Item 8.01 OTHER EVENTS

On December 10, 2007, the registrant, AmTrust Financial Services, Inc. (“AmTrust”) issued a press release that it had signed a definitive agreement to purchase the Unitrin Business unit (“UBI”) of Unitrin, Inc. in a cash transaction. Terms were not disclosed.

The agreement contains representations, warranties, covenants and indemnities which are customary for this type of transaction. The closing of the transaction is subject to regulatory approval and other customary closing conditions. A copy of the press release is attached as Exhibit 99.1 to this form 8-K.

Item 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(a)	Not applicable.
(b)	Not applicable.
(c)	Not applicable.
(d)	Exhibits.

The following exhibits are filed as part of this report.

Number	Description

99.1	Copy of press release issued by AmTrust Financial Services, Inc. dated December 10, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AmTrust Financial Services, Inc.
(Registrant)

Date: December 11, 2007	By:	/s/ Stephen Ungar
Stephen Ungar
Secretary